UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2022

Booking Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
0.100% Senior Notes Due 2025	BKNG 25	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Notes

On November 15, 2022, Booking Holdings Inc. (the “Company”) executed four Officers’ Certificates (the “Officers’ Certificates”), in accordance with Sections 2.02 and 10.04 of the Indenture dated August 8, 2017 (the “Base Indenture” and, together with the Officers’ Certificates, the “Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), in connection with the sale of €750,000,000 aggregate principal amount of the Company’s 4.000% Senior Notes due 2026 (the “2026 Notes”), €750,000,000 aggregate principal amount of the Company’s 4.250% Senior Notes due 2029 (the “2029 Notes”), €1,000,000,000 aggregate principal amount of the Company’s 4.500% Senior Notes due 2031 (the “2031 Notes”), and €1,000,000,000 aggregate principal amount of the Company’s 4.750% Senior Notes due 2034 (the “2034 Notes” and, together with the 2026 Notes, the 2029 Notes, and the 2031 Notes, the “Senior Notes”). The 2026 Notes will mature on November 15, 2026, the 2029 Notes will mature on May 15, 2029, the 2031 Notes will mature on November 15, 2031, and the 2034 Notes will mature on November 15, 2034, in each case unless earlier redeemed or repurchased. The Senior Notes are the Company’s general senior unsecured obligations and rank equally with the Company’s other senior unsecured obligations. Pursuant to an Agency Agreement dated as of November 15, 2022 (the “Agency Agreement”) relating to the Senior Notes, the Company has appointed Elavon Financial Services DAC, UK Branch, to act as paying agent for the Senior Notes and U.S. Bank Trust Company, National Association to act as transfer agent and registrar for the Senior Notes.

The Company will pay interest on the 2026 Notes at an annual rate of 4.000% payable on November 15 of each year, beginning on November 15, 2023. The Company will pay interest on the 2029 Notes at an annual rate of 4.250% payable on May 15 of each year, beginning on May 15, 2023. The Company will pay interest on the 2031 Notes at an annual rate of 4.500% payable on November 15 of each year, beginning on November 15, 2023. The Company will pay interest on the 2034 Notes at an annual rate of 4.750% payable on November 15 of each year, beginning on November 15, 2023.

Prior to October 15, 2026, the date that is one month prior to the maturity date of the 2026 Notes (the “2026 Notes Par Call Date”), the Company may redeem some or all of the 2026 Notes at a redemption price equal to the greater of the following amounts plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date: (1) 100% of the aggregate principal amount of the 2026 Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2026 Notes to be redeemed that would be due if such 2026 Notes matured on the 2026 Notes Par Call Date, not including any portion of the payments of interest accrued to the date of redemption, discounted to such redemption date on an annual basis at the Comparable Government Bond Rate (as defined in the Officers’ Certificate relating to the 2026 Notes), plus 30 basis points. The Company may also redeem some or all of the 2026 Notes on or after the 2026 Notes Par Call Date at 100% of the principal amount of the 2026 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Company may redeem the 2026 Notes in whole but not in part, at any time at the Company’s option, in the event of certain developments affecting U.S. taxation.

Prior to March 15, 2029, the date that is two months prior to the maturity date of the 2029 Notes (the “2029 Notes Par Call Date”), the Company may redeem some or all of the 2029 Notes at a redemption price equal to the greater of the following amounts plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date: (1) 100% of the aggregate principal amount of the 2029 Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2029 Notes to be redeemed that would be due if such 2029 Notes matured on the 2029 Notes Par Call Date, not including any portion of the payments of interest accrued to the date of redemption, discounted to such redemption date on an annual basis at the Comparable Government Bond Rate (as defined in the Officers’ Certificate relating to the 2029 Notes), plus 35 basis points. The Company may also redeem some or all of the 2029 Notes on or after the 2029 Notes Par Call Date at 100% of the principal amount of the 2029 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Company may redeem the 2029 Notes in whole but not in part, at any time at the Company’s option, in the event of certain developments affecting U.S. taxation.

Prior to August 15, 2031, the date that is three months prior to the maturity date of the 2031 Notes (the “2031 Notes Par Call Date”), the Company may redeem some or all of the 2031 Notes at a redemption price equal to the greater of the following amounts plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date: (1) 100% of the aggregate principal amount of the 2031 Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2031 Notes to be redeemed that would be due if such 2031 Notes matured on the 2031 Notes Par Call Date, not including any portion of the payments of interest accrued to the date of redemption, discounted to such redemption date on an annual basis at the Comparable Government Bond Rate (as defined in the Officers’ Certificate relating to the 2031 Notes), plus 35 basis points. The Company may also redeem some or all of the 2031 Notes on or after the 2031 Notes Par Call Date at 100% of the principal amount of the 2031 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Company may redeem the 2031 Notes in whole but not in part, at any time at the Company’s option, in the event of certain developments affecting U.S. taxation.

Prior to August 15, 2034, the date that is three months prior to the maturity date of the 2034 Notes (the “2034 Notes Par Call Date”), the Company may redeem some or all of the 2034 Notes at a redemption price equal to the greater of the following amounts plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date: (1) 100% of the aggregate principal amount of the 2034 Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2034 Notes to be redeemed that would be due if such 2034 Notes matured on the 2034 Notes Par Call Date, not including any portion of the payments of interest accrued to the date of redemption, discounted to such redemption date on an annual basis at the Comparable Government Bond Rate (as defined in the Officers’ Certificate relating to the 2034 Notes), plus 40 basis points. The Company may also redeem some or all of the 2034 Notes on or after the 2034 Notes Par Call Date at 100% of the principal amount of the 2034 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Company may redeem the 2034 Notes in whole but not in part, at any time at the Company’s option, in the event of certain developments affecting U.S. taxation.

The Indenture contains customary events of default with respect to the Senior Notes, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Senior Notes. If any other event of default under the Indenture occurs and is continuing with respect to a series of Senior Notes, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes of such series may declare the acceleration of the amounts due under the Senior Notes of such series.

The foregoing description of the Senior Notes is qualified in its entirety by reference to the full text of the Base Indenture, which was previously filed as Exhibit 4.1 to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-242118) (the “Registration Statement”), the Form of 2026 Note, which is filed as Exhibit 4.1 hereto, the Form of 2029 Note, which is filed as Exhibit 4.2 hereto, the Form of 2031 Note, which is filed as Exhibit 4.3 hereto, the Form of 2034 Note, which is filed as Exhibit 4.4 hereto, the Officers’ Certificate relating to the 2026 Notes, which is filed as Exhibit 4.5 hereto, the Officers’ Certificate relating to the 2029 Notes, which is filed as Exhibit 4.6 hereto, the Officers’ Certificate relating to the 2031 Notes, which is filed as Exhibit 4.7 hereto, the Officers’ Certificate relating to the 2034 Notes, which is filed as Exhibit 4.8 hereto, and the Agency Agreement, which is filed as Exhibit 4.9 hereto, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

Senior Notes Offering

On November 8, 2022, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, and Merrill Lynch International as representatives of the several underwriters named in Schedule II thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters €3,500,000,000 aggregate principal amount of Senior Notes in a registered public offering (the “Offering”). The Offering was consummated pursuant to the Company’s Registration Statement. For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Opinion of Cravath, Swaine & Moore LLP with respect to the validity of the Senior Notes is filed as Exhibit 5.1 hereto, and is incorporated herein by reference.

This Current Report on Form 8-K and the exhibits hereto are incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1*	Underwriting Agreement, dated November 8, 2022, among Booking Holdings Inc. and BNP Paribas, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and Merrill Lynch International, as representatives of the several underwriters named in Schedule II thereto.
4.1	Form of 4.000% Senior Note due 2026.
4.2	Form of 4.250% Senior Note due 2029.
4.3	Form of 4.500% Senior Note due 2031.
4.4	Form of 4.750% Senior Note due 2034.
4.5*	Officers’ Certificate, dated November 15, 2022, with respect to the 4.000% Senior Notes due 2026 issued pursuant to the Base Indenture.
4.6*	Officers’ Certificate, dated November 15, 2022, with respect to the 4.250% Senior Notes due 2029 issued pursuant to the Base Indenture.
4.7*	Officers’ Certificate, dated November 15, 2022, with respect to the 4.500% Senior Notes due 2031 issued pursuant to the Base Indenture.
4.8*	Officers’ Certificate, dated November 15, 2022, with respect to the 4.750% Senior Notes due 2034 issued pursuant to the Base Indenture.
4.9	Agency Agreement, dated as of November 15, 2022, by and between Booking Holdings Inc., as issuer, Elavon Financial Services DAC, UK Branch, as paying agent, and U.S. Bank Trust Company, National Association, as transfer agent, registrar and trustee.
5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes.
23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1 to this Current Report).
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

*Schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules or similar attachments upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

	By:	/s/ Peter J. Millones
		Name:	Peter J. Millones
		Title:	Executive Vice President and General Counsel
Date: November 15, 2022